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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)  October 10, 2001
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                             SunTrust Banks, Inc.
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            (Exact name of registrant as specified in its charter)



          Georgia                 001-08918           58-1575035
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(State or other jurisdiction    (Commission         (IRS Employer
     of incorporation)          File Number)      Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia                                30308
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (404) 588-7711
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Item 5. OTHER EVENTS

On October 10, 2001, SunTrust Banks, Inc. issued a press release reporting third quarter 2001 Operating Earnings were $354.3 million, an increase of 7% from the third quarter 2000. A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K.



                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SUNTRUST BANKS, INC.
                                  (Registrant)

Date: October 10, 2001            By:  /s/ William P. O'Halloran
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                                       William P. O'Halloran
                                       Senior Vice President and Controller